UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2026
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State Street Corporation
(Exact name of Registrant as Specified in its Charter)
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Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Congress Street
Boston	Massachusetts	02114
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 27, 2026, State Street Corporation appointed C. Jack Read to serve as Executive Vice President, Global Controller and Chief Accounting Officer, effective August 10, 2026, succeeding Elizabeth M. Schaefer.
Mr. Read, age 57, has served as Managing Director, Global Controller and Chief Accounting Officer of MSCI Inc., a provider of investment decision support tools and solutions for global investors, since August 2024, and from August 2018 to August 2024 he served as Executive Vice President, Controller and Chief Accounting Officer at Citizens Financial Group, a financial services and retail banking firm. Prior to that role, he held senior risk management, financial operations and tax roles at MUFG Americas, JPMorgan Chase and Washington Mutual Bank and was a tax advisory partner at KPMG.
In connection with his employment with State Street, Mr. Read entered into a letter agreement with State Street on March 27, 2026. Under the letter agreement, Mr. Read will receive:
•Base Salary and Target Incentive Compensation. An annualized base salary of $450,000 and eligibility for discretionary incentive compensation awards under State Street’s incentive compensation program, with a target 2026 total incentive compensation award of $2,100,000.
•Transition Payments. One-time payments, in the form of deferred stock ($1,730,000) and cash ($700,000), designed to compensate for the expected forfeiture and recovery of compensation previously granted by MSCI due to his departure and for transition.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

	Exhibit No.	Description
*	104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ Mark Shelton
		Name:	Mark Shelton
		Title:	Executive Vice President, General Counsel and Secretary
Date:	March 31, 2026